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                             AMENDMENT NUMBER THREE
                                     TO THE
               INTEGRITY MUSIC, INC. 401(K) EMPLOYEE SAVINGS PLAN


            THIS AMENDMENT to the Integrity Music 401(k) Employee Savings Plan, effective January 1, 1995, is adopted by Integrity Incorporated (the "Company"), effective as of the date set forth below.

                              W I T N E S S E T H:

            WHEREAS, the Company maintains the Integrity Music 401(k) Employee Savings Plan (the "Plan"), and such Plan is currently in effect; and

            WHEREAS, the Company desires to amend the Plan to require one Year of Eligibility Service before participating in the Plan.

            NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

            Section 3.01 is hereby deleted and a new Section 3.01 is substituted therefore as follows:

            "3.01 Participation.

                  (a) Employees Who Participated in the Prior Plan. Any Eligible Employee who participated in the Integrity Music, Inc. Profit Sharing Plan immediately prior to the Effective Date shall commence participation in this Plan as of the Effective Date.

                  (b)      Other Employees.

                           (1)      Except as otherwise provided in
                                    subparagraphs (2) and (3), an Eligible
                                    Employee who does not satisfy the
                                    requirements of paragraph (a) above shall become a Participant in the Plan on the Entry Date next following the later of (i) the date on which the Employee has both completed one Year of Eligibility Service and attained age 21 or (ii) the date on which the Employee becomes a member of the class of Eligible Employees.

                           (2) Special Eligibility Rules for the Period Between July 1, 1995 and March 31, 1997.

                                    (A)      Pre-Tax Contributions. For the
                                             Period Between July 1, 1995 and
                                             March 31, 1997, an Eligible
                                             Employee who does


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                                             not satisfy the requirements of
                                             paragraph (a) above shall become a
                                             Participant in the Plan for the
                                             purpose of making Pre-Tax
                                             Contributions on the later of (i)
                                             the date on which the Employee has
                                             attained age 21 or (ii) the date on
                                             which the Employee becomes a member
                                             of the class of Eligible Employees.

                                    (B)      Employer Matching Contributions.
                                             For Period Between July 1, 1995 and
                                             March 31, 1997, an Eligible
                                             Employee who does not satisfy the
                                             requirements of paragraph (a) above
                                             shall become a Participant in the
                                             Plan for the purpose of eligibility
                                             to receive Employer Matching
                                             Contributions on the Entry Date
                                             next following the later of (i) the
                                             date on which the Employee has both
                                             completed one Year of Eligibility
                                             Service and attained age 21 or (ii)
                                             the date on which the Employee
                                             becomes a member of the class of
                                             Eligible Employees. See Section
                                             3.04 below for special rules that
                                             apply to new Employees following an
                                             acquisition.

                           (3) Acquisitions. See Section 3.04 below for special rules that apply to new Employees following an acquisition.

                  (c) Break in Service. If an Eligible Employee either (i) is not employed or (ii) is no longer an Eligible Employee on the earliest Entry Date on or after which such Employee satisfied the applicable eligibility requirements described above, but returns to work or again becomes an Eligible Employee before incurring a Break in Service, such Eligible Employee shall commence participation on the next Entry Date after the date such Employee returns to work or again becomes an Eligible Employee. If the Employee returns to work or again becomes an Eligible Employee after a Break in Service, such Employee must again satisfy the requirements of Section 3.01(b).

                  (d) Enrollment. An Eligible Employee who becomes eligible to participate in this Plan will be asked to follow certain procedures to enroll in the Plan, and pursuant to which he will designate Beneficiaries and may elect to make Pre-Tax Contributions. However, an Eligible Employee's participation in the Plan shall not be contingent upon completion of such enrollment process."

                                       2.

         This amendment shall be effective April 2, 1997. Except as amended herein, the Plan shall continue in full force and effect.



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         IN WITNESS WHEREOF, the Company has adopted this Amendment on the date shown below, but effective as of the date indicated above.


                                         INTEGRITY INCORPORATED


                                          By:
                                             -----------------------------
                                             Name:
                                                  ------------------------
                                             Title:
                                                   -----------------------
                                          Date:
                                               ---------------------------



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